UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2016

SKULLCANDY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35240	56-2362196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 West Ute. Blvd, Suite 250

Park City, Utah 84098

(Address of principal executive offices, including zip code)

(435) 940-1545

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Form 8-K/A is being filed as an amendment (this “Amendment”) to the Current Report on Form 8-K filed by Skullcandy, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on June 24, 2016 (the “Original Filing”). The sole purpose of this Amendment is to file as exhibits the Amended and Restated Employment Agreements (the “Amended and Restated Employment Agreements”) entered into on June 23, 2016 by and between the Company and each of the Company’s named executive officers: S. Hoby Darling, Jason Hodell, Patrick Grosso, Samuel Paschel, Jr. and David Raffone.

The descriptions of the Amended and Restated Employment Agreements set forth in the Original Filing do not purport to be complete and are qualified in their entirety by reference to the Amended and Restated Employment Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated June 23, 2016, by and between Skullcandy, Inc. and S. Hoby Darling.

10.2	Amended and Restated Employment Agreement, dated June 23, 2016, by and between Skullcandy, Inc. and Jason Hodell.

10.3	Amended and Restated Employment Agreement, dated June 23, 2016, by and between Skullcandy, Inc. and Patrick Grosso.

10.4	Amended and Restated Employment Agreement, dated June 23, 2016, by and between Skullcandy, Inc. and Samuel Paschel, Jr.

10.5	Amended and Restated Employment Agreement, dated June 23, 2016, by and between Skullcandy, Inc. and David Raffone.

Notice to Investors

The Offer described in the Original Filing has not yet commenced. This Amendment and the attached exhibits are not an offer to buy nor a solicitation of an offer to sell any of the Company’s securities. The solicitation and the offer to buy shares of the Company’s common stock will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Incipio, LLC and Powder Merger Sub, Inc. intend to file with the SEC. In addition, the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer. Once filed, investors will be able to obtain the tender offer statement on Schedule TO, the offer to purchase, the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 and related materials with respect to the Offer and the Merger as described on the Original Filing free of charge at the website of the SEC at https://www.sec.gov, and from the information agent named in the tender offer materials. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by the Company under the “Investors” section of the Company’s website at http://investors.skullcandy.com/. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, INCLUDING THE SOLICITATION/RECOMMENDATION STATEMENT OF THE COMPANY AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE OFFER AND THE MERGER THAT ARE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO WHETHER TO TENDER THEIR SHARES PURSUANT TO THE OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER.

Forward-Looking Statements

Statements included in this report that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements, and are based on the Company’s current beliefs and expectations. These forward-looking statements include without limitation statements regarding the planned completion of the Offer and the Merger. The Company’s actual future results may differ materially from the Company’s current expectations due to the risks and uncertainties inherent in its business. These risks include, but are not limited to: uncertainties as to the timing of the Offer and the Merger; uncertainties as to the percentage of the Company’s stockholders tendering their shares in the Offer; the possibility that competing offers will be made; the possibility that various closing conditions for the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, collaborators, vendors and other business partners; the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability; and risks and uncertainties pertaining to the Company’s business, including those detailed under “Risk Factors” and elsewhere in the Company’s public periodic filings with the SEC, as well as the tender offer materials to be filed by Parent and Acquisition Sub and the Solicitation/Recommendation Statement to be filed by the Company in connection with the Offer.

The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKULLCANDY, INC.
Date: July 6, 2016
	By:	/s/ Patrick Grosso
	Name:	Patrick Grosso
	Title:	Vice President, Strategic Initiatives and Corporate Affairs, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated June 23, 2016, by and between Skullcandy, Inc. and S. Hoby Darling.

10.2	Amended and Restated Employment Agreement, dated June 23, 2016, by and between Skullcandy, Inc. and Jason Hodell.

10.3	Amended and Restated Employment Agreement, dated June 23, 2016, by and between Skullcandy, Inc. and Patrick Grosso.

10.4	Amended and Restated Employment Agreement, dated June 23, 2016, by and between Skullcandy, Inc. and Samuel Paschel, Jr.

10.5	Amended and Restated Employment Agreement, dated June 23, 2016, by and between Skullcandy, Inc. and David Raffone.